SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 26, 2000

                           NEBCO EVANS HOLDING COMPANY
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                          333-33223                       06-1444203
 (State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
          incorporation)                                                         Number)


                               545 STEAMBOAT ROAD
                          GREENWICH, CONNECTICUT 06830
               (Address of principal executive offices) (zip code)

                                 (203) 422-3000
           -----------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     On October 26, 2000, AmeriServe Food Distribution, Inc. announced that the United States Bankruptcy Court in Wilmington, Del., has approved AmeriServe's Disclosure Statement in connection with its Plan of Reorganization. The Disclosure Statement is being mailed to creditors this week.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not Applicable

(b)      Pro forma financial information.

         Not Applicable

(c)      Exhibits.

         Exhibit 99.18 -- Press Release dated October 26, 2000

         Exhibit 99.19 -- Third Amended Disclosure Statement for Debtor's Third
                          Amended Joint Liquidating Plan of Reorganization Pursuant to Chapter 11 of The United States Bankruptcy Code, dated October 20, 2000.

         Exhibit 99.20 -- Debtor's Third Amended Joint Liquidating Plan of
                          Reorganization Pursuant to Chapter 11 of The United States Bankruptcy Code (Exhibit A to Third Amended Disclosure Statement, Exhibit 99.19)

         Exhibit 99.21 -- Order (i) Approving Disclosure Statement, (ii)
                          Establishing Voting Record Holder Date, (iii) Approving Solicitation Procedures and Letters, Form of Ballots, and Manner of Notice, and (iv) Fixing the Date, Time and Place for the Confirmation Hearing and the Deadline for Filing Objections Thereto (Exhibit B to Third Amended Disclosure Statement, Exhibit 99.19)

         Exhibit 99.22 -- Liquidation Analysis (Exhibit C to Third Amended
                          Disclosure Statement, Exhibit 99.19)

         Exhibit 99.23 -- Unaudited Consolidated Financial Statements for the
                          Fiscal Year Ended December 25, 1999 (Exhibit D to Third Amended Disclosure Statement, Exhibit 99.19)

         Exhibit 99.24 -- Unaudited Consolidated Financial Statements for the
                          Period from the Petition Date to August 5, 2000 (Exhibit E to Third Amended Disclosure Statement,
                          Exhibit 99.19)








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                        NEBCO EVANS HOLDING COMPANY
                                        ---------------------------
                                        BY:/s/ KEVIN J. ROGAN
                                        ----------------------
                                        Name: Kevin J. Rogan
                                        Title: Vice President and Secretary

Date: October 27, 2000